CMA [Logo]

CMA CONNECTICUT
MUNICIPAL MONEY FUND                              [GRAPHIC OMITTED]


Annual Report


March 31, 2000

[LOGO] Merrill Lynch

TO OUR SHAREHOLDERS:

For the year ended March 31, 2000, CMA Connecticut Municipal Money Fund paid shareholders a net annualized yield of 2.66%.* As of March 31, 2000, the Fund's 7-day yield was 2.84%.

Economic Environment

During the six-month period ended March 31, 2000, US Treasury yields inverted sharply as the spread between the two-year US Treasury note and the 30-year US Treasury bond shifted from +43 basis points (0.43%) on October 1, 1999 to -30 basis points by March 31, 2000. Several factors contributed to this shift. First, investors believed the long-term outlook for inflation improved when the Federal Reserve Board aggressively raised short-term interest rates in an attempt to slow the US economy. Since our last shareholder letter, the Federal Reserve Board increased short-term interest rates by 75 basis points, ending the six-month period with the Federal Funds target rate at 6.00%. The domestic economy proved to be resilient, and we believe there is the possibility of additional tightenings in the upcoming months. Second, large Federal Government surpluses generated by the domestic economy drastically reduced the US Government's reliance on debt issuance to fund expenditures, thereby reducing supply. Lastly, the budget surplus also enabled the US Government to initiate an extensive buyback of US Treasury debt that further lowered yields especially on the long-end of the maturity curve.

Investment Strategy

We held a neutral investment strategy for the Fund through much of the six-month period ended March 31, 2000 by maintaining an average portfolio maturity in the 45-day - 55-day range. Short-term municipal note yields moved higher during the period as the Federal Reserve Board raised short-term interest rates. The yield on one-year Connecticut municipal notes rose to the 4.05% area by period-end from the 3.50% range at the beginning of October. We remained active in the note market to maintain adequate diversification and continued to focus on issues with shorter maturities in light of the current stance by the Federal Reserve Board. Also, technical factors strongly influenced the variable rate sector during the period. As 1999 year-end approached, Year 2000 and dealer inventory concerns pushed variable rate yields to the 4.75% - 5.00% range by late December. After January 1, 2000, variable rate yields quickly reversed as sizable assets flowed into tax-exempt money market funds. These inflows moved Connecticut variable rate yields to the 2.00% range by the middle of January.

We began the first quarter of 2000 with approximately 18% of the Fund's holdings in the tax-exempt commercial paper sector. This sector allowed us to lock in attractive yield levels for the Fund through March 2000 and helped to insulate the Fund's yield as variable rate levels declined. The Fund experienced

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

asset inflows during the second half of the period that increased assets by 22% to $625 million by period-end. Finally, for the Fund's fiscal year ended March 31, 2000, our investment strategy focused on seeking to provide shareholders with a portfolio of the highest credit quality, a stable net asset value and a competitive yield. We achieved these goals, despite rapidly changing market conditions, and provided shareholders with a yield better than the average for all Connecticut tax-exempt money funds for the same period, as measured by IBC's Money Fund Report.

In the coming months, we expect to continue to maintain our neutral portfolio strategy for the Fund until it becomes clear that the Federal Reserve Board's monetary policy will effectively slow the US economy. In the short-term municipal market, late April and early May is historically a time of sizable asset outflows because of Federal and state income tax payments. Similar to year-end, these outflows are likely to move variable rate yields higher as dealers attempt to minimize inventories. In addition, we expect an increase in note issuance during the summer months as municipalities look to satisfy their short-term financing needs for the upcoming year.

In Conclusion

We thank you for your continued support of CMA Connecticut Municipal Money Fund and, we look forward to serving your investment needs in the months and years ahead.


Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Steven T. Lewis

Steven T. Lewis
Vice President and Portfolio Manager


April 27, 2000

CMA CONNECTICUT MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2000                      (IN THOUSANDS)

                    Face
State              Amount                                          Issue                                       Value
---------------------------------------------------------------------------------------------------------------------
Connecticut--      $ 7,285   Bridgeport, Connecticut, GO, GAN, Series A, 4.50% due 2/01/2001 .............   $  7,300
83.7%               10,815   Connecticut State Airport Revenue Bonds, FLOATS, Series A-60,
                             3.70% due 10/01/2004 (b)(d) .................................................     10,815
                    24,355   Connecticut State Development Authority, Health Care Revenue Refunding
                             Bonds (Independent Living Project), VRDN, 3.75% due 7/01/2015 (d) ...........     24,355
                             Connecticut State Development Authority, IDR, VRDN (d):
                     1,135       (Accucut Inc. Project), AMT, 3.85% due 6/01/2018 ........................      1,135
                     3,720       (Connecticut Spring and Stamping Corp.), AMT, 3.95% due 9/01/2008 .......      3,720
                     4,000       (Handy & Harman Refining), 3.95% due 12/01/2017 .........................      4,000
                    19,200   Connecticut State Development Authority, PCR (Connecticut Light and Power
                             Company Project), VRDN, AMT, Series A, 3.65% due 5/01/2031 (a)(d) ...........     19,200
                             Connecticut State Development Authority, PCR, Refunding (New England
                             Power Company), CP:
                    10,500       3.60% due 4/10/2000 .....................................................     10,500
                     5,500       3.60% due 4/11/2000 .....................................................      5,500
                     2,150       3.20% due 5/09/2000 .....................................................      2,150
                    18,500   Connecticut State Development Authority Revenue Bonds (Solid Waste Project--
                             Rand-Whitney Container Board), VRDN, AMT, 3.35% due 8/01/2023 (d) ...........     18,500
                     9,450   Connecticut State, GO, VRDN, Series B, 3.60% due 5/15/2014 (d) ..............      9,450
                     7,300   Connecticut State, HFA, M/F Housing Revenue Bonds (Elm Haven), VRDN, AMT,
                             Series A, 3.70% due 12/01/2017 (d) ..........................................      7,300
                             Connecticut State, HFA, Revenue Bonds (Housing
                             Mortgage Finance Program):
                    21,400       CP, AMT, Series D, 3.70% due 4/11/2000 (g) ..............................     21,400
                    15,000       VRDN, Series G, 3.80% due 5/15/2018 (a)(d) ..............................     15,000
                             Connecticut State, HFA, Revenue Refunding Bonds (Housing Mortgage
                             Finance Program):
                     4,000       AMT, Series C-2, 3.90% due 9/05/2000 ....................................      4,000
                     8,200       VRDN, Sub-Series D-3, 3.30% due 11/15/2028 (a)(d) .......................      8,200

Portfolio Abbreviations for CMA Connecticut Municipal Money Fund

AMT       Alternative Minimum Tax (subject to)
BAN       Bond Anticipation Notes
CP        Commercial Paper
FLOATS    Floating Rate Securities
GAN       Grant Anticipation Notes
GO        General Obligation Bonds
HFA       Housing Finance Agency
IDR       Industrial Development Revenue Bonds
M/F       Multi-Family
MSTR      Municipal Securities Trust Receipts
PCR       Pollution Control Revenue Bonds
TAN       Tax Anticipation Notes
UPDATES   Unit Price Demand Adjustable Tax-Exempt Securities
VRDN      Variable Rate Demand Notes

CMA CONNECTICUT MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2000 (CONTINUED)          (IN THOUSANDS)

                    Face
State              Amount                                          Issue                                       Value
---------------------------------------------------------------------------------------------------------------------
Connecticut                  Connecticut State Health and Educational Facilities Authority Revenue Bonds:
(concluded)        $ 2,335       (Charlotte Hungerford), VRDN, Series C, 3.70% due 7/01/2013 (d) .........   $  2,335
                     5,000       (Hospital of St. Raphael), VRDN, Series J, 3.30% due 7/01/2022 (d) ......      5,000
                     2,600       (Hospital of St. Raphael), VRDN, Series K, 3.30% due 7/01/2022 (d) ......      2,600
                    11,100       (Stamford Hospital), UPDATES, Series H, 3.30% due 7/01/2024 (d)(e) ......     11,100
                     2,100       (Summerwood University Park), VRDN, Series A, 3.55% due 7/01/2030 (d) ...      2,100
                     3,100       (Yale University), CP, Series S, 3.60% due 4/05/2000 ....................      3,100
                     5,800       (Yale University), CP, Series S, 3.55% due 4/06/2000 ....................      5,800
                     7,500       (Yale University), CP, Series S, 3.90% due 6/01/2000 ....................      7,500
                     8,200       (Yale University), CP, Series S, 3.85% due 8/09/2000 ....................      8,200
                    19,350       (Yale University), VRDN, Series T-1, 3.60% due 7/01/2029 (d) ............     19,350
                    16,100       (Yale University), VRDN, Series T-2, 3.60% due 7/01/2029 (d) ............     16,100
                    23,755       (Yale University), VRDN, Series U, 3.65% due 7/01/2033 (d) ..............     23,755
                    60,790       (Yale University), VRDN, Series U-2, 3.65% due 7/01/2033 (d) ............     60,790
                     3,495       (Yale--New Haven Hospital Issue), Series E, 3.20% due 6/01/2000 (b) .....      3,495
                     6,000       (Yale--New Haven Hospital Issue), Series F, 7.10% due 7/01/2000 (e)(f) ..      6,167
                    11,500   Connecticut State Health and Educational Facilities Authority, Revenue
                             Refunding Bonds (Ascension Health Credit), VRDN, Series B, 3.10% due
                             11/15/2029 (d) ..............................................................     11,500
                    19,000   Connecticut State Special Assessment, Unemployment Compensation Advance
                             Fund Revenue Bonds (Connecticut Unemployment), Series C,
                             3.38% due 7/01/2000 (b) .....................................................     19,000
                    40,015   Connecticut State Special Tax Obligation Revenue Bonds, Transportation
                             Infrastructure, VRDN, Second Lien, Series 1, 3.85% due 12/01/2010 (d) .......     40,015
                     7,550   Connecticut State Special Tax Obligation Revenue Refunding Bonds,
                             Transportation Infrastructure, Series B, 4% due 10/01/2000 ..................      7,544
                     8,950   Eagle Tax-Exempt Trust, Connecticut, VRDN, Series 94-0701, Class A,
                             3.47% due 8/15/2012 (d) .....................................................      8,950
                     7,031   East Hartford, Connecticut, GO, BAN, 4.25% due 1/18/2001 ....................      7,053
                     3,760   Guilford, Connecticut, GO, BAN, 3.75% due 8/15/2000 .........................      3,764
                     4,600   Hartford, Connecticut, Redevelopment Agency, M/F Mortgage Revenue Refunding
                             Bonds (Underwood Tower Project), VRDN, 3.75% due 6/01/2020 (c)(d) ...........      4,600
                     3,310   New Britain, Connecticut, GO, BAN, 4.50% due 4/12/2001 ......................      3,325
                     3,000   New Britain, Connecticut, GO, VRDN, 3.75% due 4/01/2013 (a)(d) ..............      3,000
                     6,895   New Britain, Connecticut, Refunding, GO, BAN, 3.15% due 4/12/2000 ...........      6,895
                    20,000   New Haven, Connecticut, GO, BAN, 4% due 7/12/2000 ...........................     20,021
                     2,000   Plainfield, Connecticut, TAN, 4.30% due 5/09/2000 ...........................      2,001
                     3,712   Regional School District Number 7, Connecticut, BAN, 4.50% due 9/14/2000 ....      3,720
                     6,000   Regional School District Number 16, Connecticut, BAN, 4% due 4/07/2000 ......      6,001
                     1,800   Shelton, Connecticut, Housing Authority Revenue Bonds (Crosby Commons
                             Project), VRDN, 3.75% due 1/01/2031 (d) .....................................      1,800
                     2,675   Stonington, Connecticut, BAN, 4.125% due 8/15/2000 ..........................      2,678
                    11,595   Trumbull, Connecticut, GO, BAN, 4.25% due 1/16/2001 .........................     11,633
                     8,400   Wolcott, Connecticut, GO, BAN, 4% due 8/10/2000 .............................      8,415
---------------------------------------------------------------------------------------------------------------------
Guam--1.1%           7,200   Guam Power Authority Revenue Bonds, CP, 3.75% due 6/13/2000 (a) .............      7,200
---------------------------------------------------------------------------------------------------------------------

CMA CONNECTICUT MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2000 (CONCLUDED)          (IN THOUSANDS)

                    Face
State              Amount                                          Issue                                       Value
---------------------------------------------------------------------------------------------------------------------
Puerto Rico--                Eagle Tax-Exempt Trust, Puerto Rico Housing, VRDN (a)(d):
15.0%              $ 7,505       Series 97C-5101, 3.50% due 10/01/2011 ...................................   $  7,505
                    10,395       Series 97C-5102, 3.50% due 10/01/2011 ...................................     10,395
                    14,800   Puerto Rico Commonwealth, FLOATS, Series A-1, 3.85% due 7/30/2000 (d) .......     14,800
                             Puerto Rico Commonwealth, Government Development Bonds, CP:
                     7,225       3.25% due 4/05/2000 .....................................................      7,225
                     8,000       3.55% due 4/12/2000 .....................................................      8,000
                     6,000       3.35% due 4/13/2000 .....................................................      6,000
                     4,200       2.95% due 4/18/2000 .....................................................      4,200
                     5,600   Puerto Rico Commonwealth, Highway and Transportation Authority,
                             Transportation Revenue Refunding Bonds, VRDN, Series A,
                             3.25% due 7/01/2028 (a)(d) ..................................................      5,600
                             Puerto Rico Electric Power Authority, Power Revenue Bonds, MSTR,
                             VRDN (d)(e):
                    19,100       Series SGA-43, 3.45% due 7/01/2022 ......................................     19,100
                     8,635       Series SGA 44, 3.45% due 7/01/2023 ......................................      8,635
                     1,850   Puerto Rico Industrial, Medical and Environmental Pollution Control Facilities
                             Financing Authority, Revenue Refunding Bonds (Reynolds Metals Company
                             Project), 3.50% due 9/01/2000 ...............................................      1,850
---------------------------------------------------------------------------------------------------------------------
                             Total Investments (Cost--$622,342)--99.8% ...................................    622,342
                             Other Assets Less Liabilities--0.2% .........................................      1,149
                                                                                                             --------
                             Net Assets--100.0% ..........................................................   $623,491
                                                                                                             ========
---------------------------------------------------------------------------------------------------------------------

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FSA Insured.
(d) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 2000.
(e)   MBIA Insured.
(f)   Prerefunded.
(g)   FHA Insured.

See Notes to Financial Statements.

CMA CONNECTICUT MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2000

Assets:
Investments, at value (identified cost--$622,341,790*) .......................                     $  622,341,790
Cash .........................................................................                            665,027
Interest receivable ..........................................................                          4,276,555
Prepaid registration fees and other assets ...................................                             48,002
                                                                                                   --------------
Total assets .................................................................                        627,331,374
                                                                                                   --------------
Liabilities:
Payables:
  Securities purchased .......................................................   $    3,324,498
  Investment adviser .........................................................          234,788
  Distributor ................................................................          179,744         3,739,030
                                                                                 --------------
Accrued expenses and other liabilities .......................................                            101,300
                                                                                                   --------------
Total liabilities ............................................................                          3,840,330
                                                                                                   --------------
Net Assets ...................................................................                     $  623,491,044
                                                                                                   ==============
Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of shares
authorized ...................................................................                     $   62,367,123
Paid-in capital in excess of par .............................................                        561,252,698
Accumulated realized capital losses--net .....................................                           (128,777)
                                                                                                   --------------
Net Assets--Equivalent to $1.00 per share based on 623,671,229 shares of
beneficial interest outstanding ..............................................                     $  623,491,044
                                                                                                   ==============

* Cost for Federal Income tax purposes was $622,342,097. As of March 31, 2000, net unrealized depreciation for Federal Income tax purposes amounted to $307, all of which related to depreciated securities.

See Notes to Financial Statements.

CMA CONNECTICUT MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2000

Investment Income:
Interest and amortization of premium and discount earned .....................                     $   16,819,188

Expenses:
Investment advisory fees .....................................................   $    2,524,856
Distribution fees ............................................................          632,217
Professional fees ............................................................           61,828
Registration fees ............................................................           54,018
Transfer agent fees ..........................................................           50,028
Custodian fees ...............................................................           36,504
Accounting services ..........................................................           32,583
Printing and shareholder reports .............................................           23,532
Pricing fees .................................................................            4,804
Trustees' fees and expenses ..................................................            2,873
Other ........................................................................            5,763
                                                                                 --------------
Total expenses ...............................................................                          3,429,006
                                                                                                   --------------
Investment income--net .......................................................                         13,390,182
Realized Loss on Investments--Net ............................................                            (20,250)
                                                                                                   --------------
Net Increase in Net Assets Resulting from Operations .........................                     $   13,369,932
                                                                                                   ==============

See Notes to Financial Statements.

CMA CONNECTICUT MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   For the Year Ended March 31,
                                                                                ---------------------------------
Increase (Decrease) in Net Assets:                                                   2000               1999
-----------------------------------------------------------------------------------------------------------------
Operations:
Investment income--net .......................................................  $    13,390,182   $    11,535,806
Realized gain (loss) on investments--net .....................................          (20,250)           18,405
                                                                                ---------------   ---------------
Net increase in net assets resulting from operations .........................       13,369,932        11,554,211
                                                                                ---------------   ---------------
Dividends to Shareholders:
Dividends to shareholders from investment income--net ........................      (13,390,182)      (11,535,806)
                                                                                ---------------   ---------------
Beneficial Interest Transactions:
Net proceeds from sale of shares .............................................    2,069,665,548     1,534,485,530
Net asset value of shares issued to shareholders in reinvestment of dividends        13,390,248        11,536,019
                                                                                ---------------   ---------------
                                                                                  2,083,055,796     1,546,021,549
Cost of shares redeemed ......................................................   (1,941,177,781)   (1,517,701,482)
                                                                                ---------------   ---------------
Net increase in net assets derived from beneficial interest transactions .....      141,878,015        28,320,067
                                                                                ---------------   ---------------
Net Assets:
Total increase in net assets .................................................      141,857,765        28,338,472
Beginning of year ............................................................      481,633,279       453,294,807
                                                                                ---------------   ---------------
End of year ..................................................................  $   623,491,044   $   481,633,279
                                                                                ===============   ===============

See Notes to Financial Statements.

CMA CONNECTICUT MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS

The following per share data and ratios
have been derived from information provided
in the financial statements.                                For the Year Ended March 31,
                                             ------------------------------------------------------------
Increase (Decrease) in Net Asset Value:        2000         1999         1998         1997         1996
---------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year .......   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                             --------     --------     --------     --------     --------
Investment income--net ...................        .03          .03          .03          .03          .03
Realized gain (loss) on investments--net .         --+          --+          --+          --+          --+
                                             --------     --------     --------     --------     --------
Total from investment operations .........        .03          .03          .03          .03          .03
                                             --------     --------     --------     --------     --------
Less dividends from investment income--net       (.03)        (.03)        (.03)        (.03)        (.03)
                                             --------     --------     --------     --------     --------
Net asset value, end of year .............   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                             ========     ========     ========     ========     ========
Total Investment Return ..................       2.66%        2.62%        2.93%        2.81%        3.01%
                                             ========     ========     ========     ========     ========
Ratios to Average Net Assets:
Expenses .................................        .67%         .70%         .69%         .71%         .72%
                                             ========     ========     ========     ========     ========
Investment income--net ...................       2.63%        2.58%        2.88%        2.76%        2.97%
                                             ========     ========     ========     ========     ========
Supplemental Data:
Net assets, end of year (in thousands) ...   $623,491     $481,633     $453,295     $339,931     $313,362
                                             ========     ========     ========     ========     ========

+     Amount is less than $.01 per share.

See Notes to Financial Statements.

CMA CONNECTICUT MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

CMA Connecticut Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders -- The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives

CMA CONNECTICUT MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

a distribution fee from the Fund at the end of each month at the annual rate of
 .125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:

The number of shares sold, reinvested and redeemed during the years corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:

At March 31, 2000, the Fund had a net capital loss carryforward of approximately $129,000 of which $30,000 expires in 2001, $10,000 expires in 2002, $27,000 expires in 2003, $2,000 expires in 2005, $40,000 expires in 2006 and $20,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains. Expired capital loss carryforward in the amount of $51,408 has been reclassified to paid-in capital in excess of par.

CMA CONNECTICUT MUNICIPAL MONEY FUND
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, CMA Connecticut Municipal Money Fund of CMA Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA Connecticut Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2000 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA Connecticut Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in accordance with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
May 2, 2000

CMA CONNECTICUT MUNICIPAL MONEY FUND
IMPORTANT TAX INFORMATION (UNAUDITED)

All of the net investment income distributions paid daily by CMA Connecticut Municipal Money Fund of CMA Multi-State Municipal Series Trust during its taxable year ended March 31, 2000 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.

CMA CONNECTICUT MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES

Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Arthur Zeikel--Trustee
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Steven T. Lewis--Vice President
Darrin J. SanFillippo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Donald C. Burke--Vice President and
  Treasurer
William E. Zitelli--Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

* For inquiries regarding your CMA account, call (800) CMA-INFO [(800)
  262-4636].

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This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.


CMA Connecticut
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011                                            #16055--3/00

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